RCM GLOBAL HEALTH CARE FUND

FINANCIAL REPORT

APRIL 30, 1997

                           RCM GLOBAL HEALTH CARE FUND
                    INVESTMENTS IN SECURITIES AND NET ASSETS
                                 APRIL 30, 1997
                                   (UNAUDITED)

                                                               % OF
   SHARES  COUNTRY  EQUITY INVESTMENTS                      NET ASSETS   MARKET VALUE
---------  -------  -------------------------------------   ----------   ------------
                    DRUGS AND HOSPITAL SERVICES                  64.2%

     3,400    US    Algos Pharmaceutical Corp. *                          $    52,275
     2,800    US    Amgen Inc.                                                164,850
     2,600    US    Anesta Corp. *                                             36,400
     3,900    US    Biomet, Inc. *                                             59,231
     4,200    US    Centocor Inc. *                                           118,125
    13,300    US    CIMA Labs Inc. *                                           66,500
     2,800    US    Creative BioMolecules Inc. *                               21,175
     2,500    US    Genzyme Corp. *                                            57,813
     3,900    UK    Glaxo Wellcome PLC Sponsored ADR                          153,563
     2,600    US    Guidant Corp.                                             177,450
     1,200    US    Invacare Corp.                                             23,850
     2,100    US    Eli Lilly & Co                                            184,538
     3,000    US    Medimmune Inc. *                                           39,000
     2,600    US    Medtronic, Inc.                                           180,050
     3,100    US    Mentor Corp.                                               71,688
     3,000    US    NaPro BioTherapeutics Inc. *                               23,250
     2,200    US    NeXstar Pharmaceuticals Inc. *                             20,625
     1,700    US    PathoGenesis Corp. *                                       44,625
     6,700    US    Penederm Inc. *                                            72,025
     1,900    US    Pfizer Inc.                                               182,400
     1,600    US    Pharmacia & Upjohn Inc.                                    47,400
     7,300    US    Physio-Control International Corp. *                       91,250
     1,400    US    SangStat Medical Corp. *                                   23,975
     4,100    US    Sepracor Inc. *                                            79,950
     2,400    UK    SmithKline Beecham PLC ADR                                193,500
     4,100    US    Sofamor/Danek Group Inc. *                                159,900
     1,800    US    VISX Inc. *                                                40,500
     2,000    US    Warner Lambert Co.                                        196,000
                                                                           ----------
                                                                            2,581,908
                                                                           ----------

                    HEALTH CARE SERVICES                         29.1%

     2,800    US    AmeriSource Health Corp. *                                124,950
     3,500    US    Bergen Brunswig Corp.                                     119,438
     1,200    US    Columbia / HCA Healthcare Corp.                            42,000
     1,200    US    CRA Managed Care, Inc. *                                   42,300
     1,500    US    Genesis Health Ventures Inc. *                             44,813
     1,500    US    HBO & Co.                                                  80,250
     1,500    US    McKesson Corp.                                            108,563
     1,600    US    PacifiCare Health Systems, Inc. *                         128,400
     4,500    US    PhyCor Inc. *                                             119,808
       500    US    Quintiles Transnational Corp. *                            25,438
     4,800    US    Renal Treatment Centers Inc. *                            103,800
     3,500    US    Transition Systems Inc. *                                  42,000
     7,300    US    Vivra Inc. *                                              188,888
                                                                           ----------
                                                                            1,170,648
                                                                           ----------

    The accompanying notes are an integral part of the financial statements.

                           RCM GLOBAL HEALTH CARE FUND
                    INVESTMENTS IN SECURITIES AND NET ASSETS
                                 APRIL 30, 1997
                                   (UNAUDITED)

                                                               % OF
   SHARES  COUNTRY  EQUITY INVESTMENTS                      NET ASSETS   MARKET VALUE
---------  -------  -------------------------------------   ----------   ------------
TOTAL EQUITY INVESTMENTS
(COST $3,746,979)                                                93.3%    $ 3,752,556
                                                                          -----------

SHORT-TERM INVESTMENTS

                    MONEY MARKET FUNDS

    91,873    US    SSgA Money Market Fund                                     91,873
   135,423    US    SSgA U.S. Government Money Market Fund                    135,423
                                                                          -----------
TOTAL SHORT-TERM INVESTMENTS                                      5.7%
(COST $227,296)                                                               227,296
                                                                          -----------

TOTAL INVESTMENTS (COST $3,974,275)                              99.0%      3,979,852

                    OTHER ASSETS LESS LIABILITIES                 1.0%         41,978
                                                                          -----------

                    NET ASSETS                                  100.0%    $ 4,021,830
                                                                          -----------
                                                                          -----------

*   Non-income producing security.
--------------------------------------------------------------------------------

The Fund's investments in securities at April 30, 1997 categorized by country:

                                          % of Net Assets
                                --------------------------------------
                                             Short-Term
           Country              Equities      and Other          Total
           -------              --------     ----------          -----
           United Kingdom          8.6%                            8.6%
           United States          84.7%          6.7%             91.4%
                                -------       -------           -------
              Total               93.3%          6.7%            100.0%
                                -------       -------           -------
                                -------       -------           -------


    The accompanying notes are an integral part of the financial statements.

                           RCM GLOBAL HEALTH CARE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1997
                                   (UNAUDITED)

ASSETS:
   Investments in securities, at value (cost $3,974,275) (Note 1)        $  3,979,852
   Receivable for investments sold                                             55,998
   Deferred organizational costs (Note 5)                                       9,342
   Dividends receivable                                                         5,360
   Interest receivable                                                            569
                                                                         ------------
        Total Assets                                                        4,051,121
                                                                         ------------

LIABILITIES:

   Payable for organizational costs (Note 5)                                    8,032
   Payable for legal fees                                                       4,932
   Payable for Directors' fees (Note 6)                                         4,932
   Payable for audit fees                                                       4,932
   Payable for transfer agent fees                                              3,031
   Payable for investments purchased                                            1,313
   Payable for investment management fees (Note 6)                              1,144
   Payable for custodian fees                                                     533
   Payable for insurance expenses                                                 442
                                                                         ------------
        Total Liabilities                                                      29,291
                                                                         ------------
NET ASSETS                                                               $  4,021,830
                                                                         ------------
                                                                         ------------

NET ASSETS CONSIST OF:
   Paid-in capital                                                       $  4,000,100
   Net investment loss                                                         (7,352)
   Accumulated net realized gain on investments                                23,505
   Net unrealized appreciation on investments                                   5,577
                                                                         ------------
NET ASSETS                                                               $  4,021,830
                                                                         ------------
                                                                         ------------

NET ASSET VALUE PER SHARE
   ($4,021,830 divided by 400,010 shares outstanding)                    $      10.05
                                                                         ------------
                                                                         ------------


    The accompanying notes are an integral part of the financial statements.

                             RCM GLOBAL HEALTH CARE FUND
                               STATEMENT OF OPERATIONS
                       FOR THE FOUR MONTHS ENDED APRIL 30, 1997
                                     (UNAUDITED)


INVESTMENT INCOME:
  Income:
    Dividends (net of foreign withholding tax of $663)             $    11,496
    Interest                                                             9,762
                                                                   -----------
       Total income                                                     21,258
                                                                   -----------

  Expenses:
    Investment management fees (Note 6)                                 13,623
    Directors' fees (Note 6)                                             9,932
    Transfer agent fees                                                  7,131
    Legal fees                                                           4,932
    Audit fees                                                           4,932
    Registration and filing fees                                         2,829
    Custodian fees                                                       1,700
    Amortization of organizational costs (Note 5)                          658
    Miscellaneous expenses                                               2,844
                                                                   -----------
       Total expenses before reimbursements                             48,581
    Expenses reimbursed by investment manager (Note 6)                 (19,971)
                                                                   -----------
       Total net expenses                                               28,610
                                                                   -----------

         Net investment loss                                            (7,352)
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN:
  Net realized gain from investments                                    23,505

  Net change in unrealized appreciation on investments                   5,577
                                                                   -----------

         Net realized and unrealized gain during the period             29,082
                                                                   -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $    21,730
                                                                   -----------
                                                                   -----------


       The accompanying notes are an integral part of the financial statements.

                             RCM GLOBAL HEALTH CARE FUND
                         STATEMENTS OF CHANGES IN NET ASSETS



                                                               December 31, 1996
                                            Four Months Ended    (commencement
                                              April 30, 1997   of operations) to
                                               (Unaudited)     December 31, 1996
                                            -----------------  -----------------
OPERATIONS:
  Net investment loss                        $     (7,352)       $        -

  Net realized gain on investments                 23,505                 -

  Net change in unrealized appreciation on
    investments                                     5,577                 -
                                             ------------        ------------

  Net increase in net assets resulting from
    operations                                     21,730                 -

NET INCREASE FROM CAPITAL SHARES TRANSACTIONS
  (Note 3)                                            100           4,000,000
                                             ------------        ------------
TOTAL INCREASE IN NET ASSETS                       21,830           4,000,000

NET ASSETS:
    Beginning of period                         4,000,000                 -
                                             ------------        ------------
    End of period *                          $  4,021,830        $  4,000,000
                                             ------------        ------------
                                             ------------        ------------
______________________
* Includes accumulated net investment
  loss of                                    $     (7,352)       $        -
                                             ------------        ------------
                                             ------------        ------------


       The accompanying notes are an integral part of the financial statements.

RCM GLOBAL HEALTH CARE FUND
FINANCIAL HIGHLIGHTS


Selected data for each share of capital stock outstanding are as follows:


                                                                  December 31, 1996
                                              Four Months Ended     (commencement
                                                April 30, 1997    of operations) to
                                                 (Unaudited)      December 31, 1996
                                              -----------------   -----------------
PER SHARE OPERATING PERFORMANCE:

  Net asset value, beginning of period          $    10.00           $    10.00
                                                ----------           ----------
  Net investment loss (a)                            (0.02)(b)              -

  Net realized and unrealized gain
    on investments (a)                                0.07                  -
                                                ----------           ----------
  Net increase in net asset value
    resulting from investment operations (a)          0.05                  -
                                                ----------           ----------

NET ASSET VALUE, END OF PERIOD                  $    10.05           $    10.00
                                                ----------           ----------
                                                ----------           ----------

TOTAL RETURN (c)                                      0.50%                0.00%
                                                ----------           ----------
                                                ----------           ----------
RATIOS AND SUPPLEMENTAL DATA:

Average commission rate paid per share (d)      $   0.0478           $   0.0324
                                                ----------           ----------
                                                ----------           ----------

Net assets, end of period (in 000's)            $    4,022           $    4,000
                                                ----------           ----------
                                                ----------           ----------

Ratio of expenses to average net assets               2.10% (b)            0.00% (f)
                                                ----------           ----------
                                                ----------           ----------

Ratio of net investment loss to average
  net assets                                         (0.54%)(b)            0.00% (f)
                                                ----------           ----------
                                                ----------           ----------

Portfolio turnover                                   40.13% (e)            0.00% (f)
                                                ----------           ----------
                                                ----------           ----------


__________________________
(a) Calculated using the average share method.
(b) Includes reimbursement by the Fund's investment manager of certain ordinary operating expenses equal to $0.05 per share (calculated using the average share method). Without such reimbursement, the ratio of expenses to average net assets would have been 3.57% and the ratio of net investment loss to average net assets would have been (2.01%) (see Note 6).
(c) Total return measures the change in value of an investment in the Fund over the period indicated.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission structures may differ.
(e) Not annualized.
(f) Not annualized.  Fund was in operation for one day.

                             RCM GLOBAL HEALTH CARE FUND
                            NOTES TO FINANCIAL STATEMENTS
                                    APRIL 30, 1997
                                     (UNAUDITED)


1.  SIGNIFICANT ACCOUNTING POLICIES

    RCM Global Health Care Fund (the "Fund") is a non-diversified series of RCM Equity Funds, Inc. (the "Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on December 31, 1996.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amount of assets and liabilities. Actual results may differ from these estimates.

    a.  SECURITIES VALUATIONS:

    Investment securities are stated at fair market value. Equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. If there has been no sale on such day, then the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as the Board of Directors of the Company in good faith deems appropriate to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on the National Association of Securities Dealers, Inc. Automated Quotation System or similar foreign reporting service will be valued at the mean bid price, or such other comparable sources as the Board of Directors of the Company deems appropriate to reflect their fair market value. Other portfolio securities held by the Fund will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available, such securities will be valued by whatever means the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

    b.  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

    Security transactions are recorded as of the date of purchase or sale. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Interest income, foreign taxes and expenses are accrued daily. Dividends are recorded on the ex-dividend date.

    c.  FOREIGN CURRENCY TRANSACTIONS:

    The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and withholding taxes are translated on the respective dates of such transactions. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date and foreign currency transactions. The Fund does not isolate that portion of foreign currency exchange fluctuation on investments from unrealized appreciation and depreciation which arises from changes in market prices. Such fluctuations are included with the net unrealized appreciation or depreciation on investments.

                             RCM GLOBAL HEALTH CARE FUND
                            NOTES TO FINANCIAL STATEMENTS
                                    APRIL 30, 1997
                                     (UNAUDITED)


1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    d.  FEDERAL INCOME TAXES:

    It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal or excise taxes on income and capital gains.

    e.  DISTRIBUTIONS:

    Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

2.  INVESTMENT IN FOREIGN SECURITIES

    Investing in foreign equity securities and currency transactions involves significant risks, some of which are not typically associated with investments of domestic origin. The Fund's investments in foreign markets will subject the Fund to the risk of foreign currency exchange rate fluctuations, perceived credit risk and adverse economic and political developments.

3.  CAPITAL SHARES

    At April 30, 1997, there were 1,000,000,000 shares of the Company's capital stock authorized, at $0.0001 par value. Of this amount, 50,000,000 were classified as shares of the Fund; 50,000,000 were classified as shares of RCM Global Technology Fund; 50,000,000 were classified as shares of RCM Global Small Cap Fund; 50,000,000 were classified as shares of RCM Large Cap Growth Fund; 50,000,000 were classified as shares of Dresdner RCM Emerging Markets Fund; and 750,000,000 shares remain unclassified. There were 400,000 shares sold for a total of $4,000,000 on December 31, 1996 (commencement of operations) and 10 shares sold for a total of $100 during the four-month period ended April 30, 1997. At April 30, 1997, 400,000 shares of the total 400,010 outstanding shares of the Fund were beneficially owned by clients of Dresdner Bank AG/Investment Management/Institutional Asset Management Division.

4.  PURCHASES AND SALES OF SECURITIES

    For the four-month period ended April 30, 1997, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term securities, aggregated $4,237,663 and $1,273,371, respectively. During the same period, short-term sales/maturities of U.S. government obligations aggregated $5,999,530, and there were no purchases of U.S. government obligations by the Fund. At April 30, 1997, the aggregate cost of investments was the same for book and federal income tax purposes.

                             RCM GLOBAL HEALTH CARE FUND
                            NOTES TO FINANCIAL STATEMENTS
                                    APRIL 30, 1997
                                     (UNAUDITED)


5.  DEFERRED ORGANIZATIONAL COSTS

    Costs incurred by the Fund in connection with its organization aggregated $10,000. These costs are being amortized on a straight-line basis over a five-year period beginning at the commencement of the Fund's operations.

6.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

    RCM Capital Management, L.L.C. ("RCM") manages the Fund's investments and provides various administrative services, subject to the authority of the Board of Directors. The Fund pays investment management fees monthly to RCM at an annualized rate of 1.00% of the Fund's average daily net assets. For the four-month period ended April 30, 1997, the Fund recorded investment management fees of $13,623.

    RCM has voluntarily agreed, until at least December 31, 1997, to pay the Fund on a quarterly basis the amount, if any, by which the ordinary operating expenses of the Company attributable to the Fund for the quarter (except interest, taxes, and extraordinary expenses) exceed the annualized rate of 2.10% of the value of the average daily net assets of the Fund. In subsequent years, the Fund will reimburse RCM for any such payments to the extent that the Fund's operating expenses are otherwise below this expense cap. RCM recorded reimbursement of Fund operating expenses totaling $19,971 for the four-month period ended April 30, 1997.

    Funds Distributor, Inc. (the "Distributor"), acts as distributor of shares of the Fund. The Distributor retains a portion of any initial sales charge upon the purchase of shares of the Fund. The Company has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund. Under the distribution plan, which is a "reimbursement plan," the Fund pays the Distributor an annual fee of up to 0.30% of the Fund's average daily net assets as reimbursement for certain expenses actually incurred by the Distributor in connection with distribution of shares of the Fund. For the four-month period ended April 30, 1997, the Fund did not record any 12b-1 fees.

    Each Director who is not an interested person of the Company receives from the Company an annual retainer of $1,000 (the retainer is evenly prorated among each series of the Company), plus $500 for each meeting of the Board attended and $250 for each committee meeting attended.

INVESTMENT MANAGER

RCM Capital Management, L.L.C.
Four Embarcadero Center
San Francisco, California  94111


TRANSFER AND REDEMPTION AGENT

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts  02171


DISTRIBUTOR

Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts  02109


CUSTODIAN

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts  02171


LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071


INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts  02109

RCM GLOBAL SMALL CAP FUND
FINANCIAL REPORT
APRIL 30, 1997

                              RCM GLOBAL SMALL CAP FUND
                       INVESTMENTS IN SECURITIES AND NET ASSETS
                                    APRIL 30, 1997
                                     (UNAUDITED)



                                                                                                    % OF
     SHARES                COUNTRY                  EQUITY INVESTMENTS                            NET ASSETS      MARKET VALUE
---------------           ----------        ---------------------------------                     ----------      ------------
CONSUMER DURABLES SECTOR                                                                               5.1%

                                            AUTOMOTIVE RELATED                                         0.7%

      700                    US             Tower Automotive Inc. *                                                $  25,900

                                            OTHER CONSUMER DURABLES                                    4.4%

    1,500                   NETH            Koninklijke Ahrend Groep N.V.                                             90,848
    3,000                    US             Sola International Inc. *                                                 75,000
                                                                                                                   ----------
                                                                                                                     165,848
                                                                                                                   ----------

CONSUMER NON-DURABLES SECTOR                                                                          19.7%

                                            FOOD AND FOOD PROCESSING                                   6.5%

    2,340                   JPN             Hokuto Corp.                                                              81,112
      440                    FR             Lambert Dodard Chancereul S.A.                                            77,649
    1,000                   FIN             Raision Tehtaat Oy                                                        82,878
                                                                                                                   ----------
                                                                                                                     241,639
                                                                                                                   ----------

                                            GENERAL RETAIL                                             2.7%

    2,400                    US             Samsonite Corp. *                                                         99,600

                                            HOUSEHOLD/RELATED NON-DURABLES                             3.9%

   10,000                    US             Carson Inc. *                                                             75,000
    5,000                   SWTZ            Tag Heuer International S.A. Sponsored ADR *                              70,000
                                                                                                                   ----------
                                                                                                                     145,000
                                                                                                                   ----------

                                            LEISURE TIME PRODUCTS/SERVICES                             6.6%

    2,500                    US             CapStar Hotel Co. *                                                       70,938
    3,300                   CAN             Four Seasons Hotels Inc. *                                                73,425
      265                    FR             Grand Optical-Photoservice                                                39,456
    1,800                   SPN             Sol Melia S.A. *                                                          61,681
                                                                                                                   ----------
                                                                                                                     245,500
                                                                                                                   ----------

CYCLICAL/CAPITAL GOODS SECTOR                                                                         15.0%

                                            AEROSPACE AND DEFENSE                                      1.2%

    2,000                    UK             Doncasters PLC *                                                          45,000



     The accompanying notes are an integral part of the financial statements.

                              RCM GLOBAL SMALL CAP FUND
                       INVESTMENTS IN SECURITIES AND NET ASSETS
                                    APRIL 30, 1997
                                     (UNAUDITED)



                                                                                                  % OF
     SHARES                COUNTRY                  EQUITY INVESTMENTS                            NET ASSETS        MARKET VALUE
----------------         -----------        -----------------------------------                  ------------       ------------

                                            BUILDING AND CONSTRUCTION                                 2.8%

         17,000             MEX             Consorcio ARA S.A. *                                                    $ 57,761
         10,000             IRE             Green Property PLC                                                        46,191
                                                                                                                   ----------
                                                                                                                     103,952
                                                                                                                   ----------

                                            CHEMICALS AND TEXTILES                                     0.9%

           320               AUS            Wolford AG                                                                32,992

                                            INDUSTRIAL EQUIPMENT                                       4.6%

         2,400              GER             Pfeiffer Vacuum Technology AG - G *                                       55,434
           600              GER             Pfeiffer Vacuum Technology AG *                                           13,950
         4,200               UK             Powerscreen International PLC                                             41,387
         3,100              NOR             Tomra Systems A/S                                                         60,074
                                                                                                                   ----------
                                                                                                                     170,845
                                                                                                                   ----------
                                            TRANSPORTATION SERVICES                                    5.5%

         5,000              US              Kitty Hawk Inc. *                                                         68,750
           200              GER             Sixt AG                                                                  138,584
                                                                                                                   ----------
                                                                                                                     207,334
                                                                                                                   ----------

ENERGY SECTOR                                                                                          5.5%

                                            ENERGY                                                     5.5%

         2,000               CAN            Ballard Power Systems, Inc. *                                             54,402
         2,000               UK             British-Borneo Petroleum Syndicate PLC                                    41,653
         3,000               US             Houston Exploration Co. *                                                 37,500
         3,000              NOR             Semdvig ASA                                                               71,617
                                                                                                                   ----------
                                                                                                                     205,172
                                                                                                                   ----------

HEALTH CARE SECTOR                                                                                    12.7%

                                            DRUGS & HOSPITAL SERVICES                                  4.5%

         15,000             INDO            Darya Varya Laboratoria                                                   18,210
          3,200             CHLE            Laboratorio Chile S.A.                                                    70,400
          2,000              US             Sofamor/Danek Group Inc. *                                                78,000
                                                                                                                   ----------
                                                                                                                     166,610
                                                                                                                   ----------


       The accompanying notes are an integral part of the financial statements.

                              RCM GLOBAL SMALL CAP FUND
                       INVESTMENTS IN SECURITIES AND NET ASSETS
                                    APRIL 30, 1997
                                     (UNAUDITED)



                                                                                                    % OF
     SHARES                COUNTRY                  EQUITY INVESTMENTS                            NET ASSETS        MARKET VALUE
--------------            ----------        ---------------------------------                     ----------        ------------

                                            HEALTH CARE SERVICES                                       8.2%

    5,000                    US             Advanced Health Corp. *                                                 $ 86,250
    2,000                    US             Curative Health Services, Inc. *                                          47,250
    7,000                    US             Harborside Healthcare Corp. *                                             80,500
    2,000                    US             Total Renal Care Holdings Inc. *                                          64,250
    2,000                    US             Transition Systems Inc. *                                                 30,000
                                                                                                                   ----------
                                                                                                                     308,250
                                                                                                                   ----------

INTEREST-SENSITIVE SECTOR                                                                              4.6%

                                            BANKING                                                    3.7%

    1,800                    US             Community First Bankshares Inc.                                           57,825
   19,600                    HK             Dah Sing Financial Holdings, Ltd.                                         81,472
                                                                                                                   ----------
                                                                                                                     139,297
                                                                                                                   ----------

                                            GENERAL FINANCE                                            0.9%

    1,900                   CAN             Newcourt Credit Group Inc.                                                35,089

TECHNOLOGY SECTOR                                                                                     21.0%

                                            ELECTRONICS AND NEW TECHNOLOGY                             6.2%

    5,000                    US             Computer Products, Inc. *                                                 85,625
    2,200                   CAN             Leitch Technology Corp. *                                                 46,063
    2,500                    US             Uniphase Corp. *                                                          99,375
                                                                                                                   ----------
                                                                                                                     231,063
                                                                                                                   ----------

                                            TECHNOLOGY SERVICES                                       14.8%

    5,800                    FR             Business Objects SA Sponsored ADR *                                       52,200
      150                    FR             Group Axime *                                                             18,042
    4,600                    UK             Dr. Solomons Group PLC Sponsored ADR *                                   106,375
    1,500                   SWDN            Enator AB *                                                               30,211
    9,000                    US             International Telecommunication Systems Inc. *                           108,000
   11,000                   CAN             Open Text Corp. *                                                         82,500
    2,500                    US             Renaissance Solutions Inc. *                                              54,375
    3,500                    US             The Indus Group Inc. *                                                    52,938
    1,500                    US             VERITAS Software Co. *                                                    50,438
                                                                                                                   ----------
                                                                                                                     555,079
                                                                                                                   ----------

       The accompanying notes are an integral part of the financial statements.

                              RCM GLOBAL SMALL CAP FUND
                       INVESTMENTS IN SECURITIES AND NET ASSETS
                                    APRIL 30, 1997
                                     (UNAUDITED)

                                                                                                      % OF
     SHARES                COUNTRY                  EQUITY INVESTMENTS                            NET ASSETS        MARKET VALUE
-----------               ---------         ---------------------------------                     ----------        ------------
TELEMEDIA/SERVICES SECTOR                                                                             14.4%

                                            BUSINESS SERVICES                                         10.0%

    1,500                    US             Caribiner International Inc. *                                         $  79,500
    3,000                    US             F. Y. I. Inc. *                                                           54,000
    4,600                   CAN             Philip Environmental Inc. *                                               72,450
    3,000                    US             Precision Response Corp. *                                                49,125
    2,000                    US             The Registry Inc. *                                                       84,750
    2,000                    US             Wilmar Industries Inc. *                                                  33,000
                                                                                                                  ----------
                                                                                                                     372,825
                                                                                                                  ----------

                                            COMMUNICATION SERVICES                                     1.4%

    5,000                    US             Smartalk Teleservices Inc. *                                              53,750

                                            MEDIA SERVICES                                             3.0%

    4,000                   BMD             Central European Media Entertainment Ltd. Class A *                      113,501
                                                                                                                  ----------

TOTAL EQUITY INVESTMENTS
(COST $3,847,469)                                                                                     98.0%        3,664,246
                                                                                                                  ----------

SHORT-TERM INVESTMENTS

                                            MONEY MARKET FUNDS                                         1.0%

   36,686                    US             SSgA U.S. Government Money Market Fund                                    36,686
                                                                                                                  ----------

TOTAL SHORT-TERM INVESTMENTS                                                                           1.0%
(COST $36,686)                                                                                                       36,686

TOTAL INVESTMENTS (COST $3,884,155)                                                                   99.0%        3,700,932

                                            OTHER ASSETS LESS LIABILITIES                              1.0%           39,060
                                                                                                                  ----------

                                            NET ASSETS                                               100.0%       $3,739,992
                                                                                                                  ----------
                                                                                                                  ----------



*  Non-income producing security.


       The accompanying notes are an integral part of the financial statements.

                              RCM GLOBAL SMALL CAP FUND
                       INVESTMENTS IN SECURITIES AND NET ASSETS
                                    APRIL 30, 1997
                                      (UNAUDITED)

    The Fund's investments in securities at April 30, 1997 categorized by country:

                                       % of Net Assets
                       -------------------------------------------
                                        Short-Term
Country                    Equities     and Other       Total
-------                    --------     ---------     --------
Austria                     0.9%                         0.9%
Bermuda                     3.0%                         3.0%
Canada                      9.7%           0.3%         10.0%
Chile                       1.9%                         1.9%
Finland                     2.2%                         2.2%
France                      5.0%                         5.0%
Germany                     5.6%                         5.6%
Hong Kong                   2.2%                         2.2%
Indonesia                   0.5%                         0.5%
Ireland                     1.2%                         1.2%
Japan                       2.2%                         2.2%
Mexico                      1.5%                         1.5%
Netherlands                 2.4%                         2.4%
Norway                      3.5%                         3.5%
Spain                       1.6%                         1.6%
Sweden                      0.8%                         0.8%
Switzerland                 1.9%                         1.9%
United Kingdom              6.3%                         6.3%
United States              45.5%           1.8%         47.3%
                        ----------      ---------    --------
  Total                    97.9%           2.1%        100.0%
                        ----------      ---------    --------
                        ----------      ---------    --------

       The accompanying notes are an integral part of the financial statements.

                                            RCM GLOBAL SMALL CAP FUND
                                      STATEMENT OF ASSETS AND LIABILITIES
                                                  APRIL 30, 1997
                                                  (UNAUDITED)

ASSETS:
     Investments in securities, at value (cost $3,884,155) (Note 1)                       $   3,700,932
     Foreign currency, at value (cost $13,244) (Note 1)                                          13,243
     Receivable for investments sold                                                            265,148
     Deferred organizational costs (Note 5)                                                       9,342
     Dividends receivable                                                                         1,488
     Other assets                                                                                   574
                                                                                          -------------
         Total Assets                                                                         3,990,727
                                                                                          -------------

LIABILITIES:
     Payable for investments purchased                                                          220,252
     Payable for organizational costs (Note 5)                                                    8,032
     Payable for Directors' fees (Note 6)                                                         4,933
     Payable for legal fees                                                                       4,932
     Payable for audit fees                                                                       4,932
     Payable for transfer agent fees                                                              3,006
     Payable for investment management fees (Note 6)                                              2,618
     Payable for custodian fees                                                                   1,587
     Payable for insurance expenses                                                                 443
                                                                                          -------------
                     Total Liabilities                                                          250,735
                                                                                          -------------
NET ASSETS                                                                                $   3,739,992
                                                                                          -------------
                                                                                          -------------

NET ASSETS CONSIST OF:
     Paid-in capital                                                                          4,000,100
     Net investment loss                                                                        (23,418)
     Accumulated net realized loss on investments and foreign
           currency transactions                                                                (53,473)
     Net unrealized depreciation on investments and translation of
           other assets and liabilities on foreign currencies                                  (183,217)
                                                                                          -------------
NET ASSETS                                                                                $   3,739,992
                                                                                          -------------
                                                                                          -------------

Net asset value per share
  ($3,739,992 + 400,010 shares outstanding)                                               $        9.35
                                                                                          -------------
                                                                                          -------------

       The accompanying notes are an integral part of the financial statements.

                              RCM GLOBAL SMALL CAP FUND
                               STATEMENT OF OPERATIONS
                       FOR THE FOUR MONTHS ENDED APRIL 30, 1997
                                     (UNAUDITED)


INVESTMENT INCOME:
    Income:

         Dividends (net of foreign withholding tax of $248)                                   5,529
         Interest                                                                             3,854
                                                                                      --------------
            Total income                                                                      9,383
                                                                                      --------------
    Expenses:
         Investment management fees (Note 6)                                                 16,196
         Directors' fees (Note 6)                                                             9,932
         Transfer agent fees                                                                  7,052
         Legal fees                                                                           4,932
         Audit fees                                                                           4,932
         Registration and filing fees                                                         2,829
         Custodian fees                                                                       2,781
         Amortization of organizational costs (Note 5)                                          658
         Miscellaneous expenses                                                               3,298
                                                                                      --------------
            Total expenses before reimbursements                                             52,610
         Expenses reimbursed by investment manager (Note 6)                                 (19,809)
                                                                                      --------------
            Total net expenses                                                               32,801
                                                                                      --------------

              Net investment loss                                                           (23,418)
                                                                                      --------------

NET REALIZED AND UNREALIZED LOSS:
    Net realized loss from investments                                                      (50,951)
    Net realized loss from foreign currency transactions                                     (2,522)
                                                                                      --------------
         Net realized loss                                                                  (53,473)
                                                                                      --------------

    Net change in unrealized depreciation on investments and
       translation of other assets and liabilities on foreign currencies                   (183,217)
                                                                                      --------------

         Net realized and unrealized loss during the period                                (236,690)
                                                                                      --------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $    (260,108)
                                                                                      --------------
                                                                                      --------------


       The accompanying notes are an integral part of the financial statements.

                              RCM GLOBAL SMALL CAP FUND
                         STATEMENTS OF CHANGES IN NET ASSETS





                                                                                                        December 31, 1996
                                                                            Four Months Ended             (commencement
                                                                             April 30, 1997              of operations) to
                                                                              (Unaudited)               December 31, 1996
                                                                          ---------------------        -------------------
OPERATIONS:
  Net investment loss                                                     $       (23,418)              $             -

  Net realized loss on investments and foreign
      currency transactions                                                       (53,473)                            -

  Net change in unrealized depreciation on
      investments and translation of other assets
      and liabilities on foreign currencies                                      (183,217)                            -
                                                                          ---------------------        -------------------

  Net decrease in net assets resulting from
      operations                                                                 (260,108)                            -


  NET INCREASE FROM CAPITAL SHARES TRANSACTIONS
      (Note 3)                                                                        100                     4,000,000
                                                                          ---------------------        -------------------

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (260,008)                    4,000,000


  NET ASSETS:
      Beginning of period                                                       4,000,000                             -
                                                                          ---------------------        -------------------
      End of period *                                                     $     3,739,992                $    4,000,000
                                                                          ---------------------        -------------------
                                                                          ---------------------        -------------------

* Includes accumulated net investment loss of                                    $(23,418)               $            -
                                                                          ---------------------        -------------------
                                                                          ---------------------        -------------------






       The accompanying notes are an integral part of the financial statements.

                              RCM GLOBAL SMALL CAP FUND
                                 FINANCIAL HIGHLIGHTS


Selected data for each share of capital stock outstanding are as follows:


                                                                                                      December 31, 1996
                                                                           Four Months Ended           (commencement
                                                                            April 30, 1997              of operations) to
                                                                              (Unaudited)              December 31, 1996
                                                                           ------------------         ---------------------
PER SHARE OPERATING PERFORMANCE:
    Net asset value, beginning of period                                       $    10.00                   $     10.00
                                                                               -----------                  -----------
    Net investment loss (a)                                                         (0.06)  (b)                       -


    Net realized and unrealized loss
       on investments (a)                                                           (0.59)                            -
                                                                               -----------                   ----------

    Net decrease in net asset value
       resulting from investment operations (a)                                     (0.65)                            -
                                                                               -----------                   ----------


NET ASSET VALUE, END OF PERIOD                                                 $     9.35                    $    10.00
                                                                               -----------                   ----------
                                                                               -----------                   ----------

TOTAL RETURN (c)                                                                    (6.60%)                        0.00%
                                                                               -----------                   ----------
                                                                               -----------                   ----------

RATIOS AND SUPPLEMENTAL DATA:
Average commission rate paid per share (d)                                     $   0.0390                    $   0.0465
                                                                               -----------                   ----------
                                                                               -----------                   ----------

Net assets, end of period (in 000's)                                           $    3,740                    $    4,000
                                                                               -----------                   ----------
                                                                               -----------                   ----------

Ratio of expenses to average net assets                                              2.50%  (b)                   0.00% (f)
                                                                               -----------                   ----------
                                                                               -----------                   ----------
Ratio of net investment loss to average
     net assets                                                                     (1.78%) (b)                   0.00% (f)
                                                                               -----------                   ----------
                                                                               -----------                   ----------

Portfolio turnover                                                                  44.80%  (e)                   0.00% (f)
                                                                               ------------                  ----------
                                                                               ------------                  ----------



-------------------------------------
(a) Calculated using the average share method.
(b) Includes reimbursement by the Fund's investment manager of certain ordinary operating expenses equal to $0.05 per share (calculated using the average share method). Without such reimbursement, the ratio of expenses to average net assets would have been 4.01% and the ratio of net investment loss to average net assets would have been (3.29%) (see Note 6).
(c) Total return measures the change in value of an investment in the Fund over the period indicated.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission structures may differ.
(e) Not annualized.
(f) Not annualized.  Fund was in operation for one day.

                              RCM GLOBAL SMALL CAP FUND
                            NOTES TO FINANCIAL STATEMENTS
                                    APRIL 30, 1997
                                     (UNAUDITED)


1.  SIGNIFICANT ACCOUNTING POLICIES

    RCM Global Small Cap Fund (the "Fund") is a diversified series of RCM Equity Funds, Inc. (the "Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on December 31, 1996.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amount of assets and liabilities. Actual results may differ from these estimates.

    a.  SECURITIES VALUATIONS:

    Investment securities are stated at fair market value. Equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. If there has been no sale on such day, then the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as the Board of Directors of the Company in good faith deems appropriate to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on the National Association of Securities Dealers, Inc. Automated Quotation System or similar foreign reporting service will be valued at the mean bid price, or such other comparable sources as the Board of Directors of the Company deems appropriate to reflect their fair market value. Other portfolio securities held by the Fund will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available, such securities will be valued by whatever means the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

    b.  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

    Security transactions are recorded as of the date of purchase or sale. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Interest income, foreign taxes and expenses are accrued daily. Dividends are recorded on the ex-dividend date.

    c.  FOREIGN CURRENCY TRANSACTIONS:

    The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and withholding taxes are translated on the respective dates of such transactions. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date and foreign currency transactions. The Fund does not isolate that portion of foreign currency exchange fluctuation on investments from unrealized appreciation and depreciation which arises from changes in market prices. Such fluctuations are included with the net unrealized appreciation or depreciation on investments.

                              RCM GLOBAL SMALL CAP FUND
                            NOTES TO FINANCIAL STATEMENTS
                                    APRIL 30, 1997
                                     (UNAUDITED)


1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    d.  FEDERAL INCOME TAXES:

    It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal or excise taxes on income and capital gains.

     e.  DISTRIBUTIONS:

    Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

2.  INVESTMENT IN FOREIGN SECURITIES

    Investing in foreign equity securities and currency transactions involves significant risks, some of which are not typically associated with investments of domestic origin. The Fund's investments in foreign markets will subject the Fund to the risk of foreign currency exchange rate fluctuations, perceived credit risk and adverse economic and political developments.

3.  CAPITAL SHARES

    At April 30, 1997, there were 1,000,000,000 shares of the Company's capital stock authorized, at $0.0001 par value. Of this amount, 50,000,000 were classified as shares of the Fund; 50,000,000 were classified as shares of RCM Global Technology Fund; 50,000,000 were classified as shares of RCM Global Health Care Fund; 50,000,000 were classified as shares of RCM Large Cap Growth Fund; 50,000,000 were classified as shares of Dresdner RCM Emerging Markets Fund; and 750,000,000 shares remain unclassified. There were 400,000 shares sold for a total of $4,000,000 on December 31, 1996 (commencement of operations) and 10 shares sold for a total of $100 during the four-month period ended April 30, 1997. At April 30, 1997, 400,000 shares of the total 400,010 outstanding shares of the Fund were beneficially owned by clients of Dresdner Bank AG/Investment Management/Institutional Asset Management Division.

4.  PURCHASES AND SALES OF SECURITIES

    For the four-month period ended April 30, 1997, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term securities, aggregated $3,015,657 and $1,565,894, respectively. During the same period, short-term sales/maturities of U.S. government obligations aggregated $3,998,761, and there were no purchases of U.S. government obligations by the Fund. At April 30, 1997, the aggregate cost of investments was the same for book and federal income tax purposes.

                              RCM GLOBAL SMALL CAP FUND
                            NOTES TO FINANCIAL STATEMENTS
                                    APRIL 30, 1997
                                     (UNAUDITED)


5.  DEFERRED ORGANIZATIONAL COSTS

    Costs incurred by the Fund in connection with its organization aggregated $10,000. These costs are being amortized on a straight-line basis over a five-year period beginning at the commencement of the Fund's operations.

6.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

    RCM Capital Management, L.L.C. ("RCM") manages the Fund's investments and provides various administrative services, subject to the authority of the Board of Directors. The Fund pays investment management fees monthly to RCM at an annualized rate of 1.25% of the Fund's average daily net assets. For the four-month period ended April 30, 1997, the Fund recorded investment management fees of $16,196.

    RCM has voluntarily agreed, until at least December 31, 1997, to pay the Fund on a quarterly basis the amount, if any, by which the ordinary operating expenses of the Company attributable to the Fund for the quarter (except interest, taxes, and extraordinary expenses) exceed the annualized rate of 2.50% of the value of the average daily net assets of the Fund. In subsequent years, the Fund will reimburse RCM for any such payments to the extent that the Fund's operating expenses are otherwise below this expense cap. RCM recorded reimbursement of Fund operating expenses totaling $19,809 for the four-month period ended April 30, 1997.

    Funds Distributor, Inc. (the "Distributor"), acts as distributor of shares of the Fund. The Distributor retains a portion of any initial sales charge upon the purchase of shares of the Fund. The Company has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund. Under the distribution plan, which is a "reimbursement plan," the Fund pays the Distributor an annual fee of up to 0.30% of the Fund's average daily net assets as reimbursement for certain expenses actually incurred by the Distributor in connection with distribution of shares of the Fund. For the four-month period ended April 30, 1997, the Fund did not record any 12b-1 fees.

    Each Director who is not an interested person of the Company receives from the Company an annual retainer of $1,000 (the retainer is evenly prorated among each series of the Company), plus $500 for each meeting of the Board attended and $250 for each committee meeting attended.

INVESTMENT MANAGER

RCM Capital Management, L.L.C.
Four Embarcadero Center
San Francisco, California  94111


TRANSFER AND REDEMPTION AGENT

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts  02171


DISTRIBUTOR

Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts  02109


CUSTODIAN

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts  02171


LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071


INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts  02109

RCM LARGE CAP GROWTH FUND
FINANCIAL REPORT
APRIL 30, 1997

                              RCM LARGE CAP GROWTH FUND
                       INVESTMENTS IN SECURITIES AND NET ASSETS
                                    APRIL 30, 1997
                                     (UNAUDITED)

                                                                       % OF
SHARES        COUNTRY        EQUITY INVESTMENTS                      NET ASSETS          MARKET VALUE
------        -------        -----------------                       ----------          ------------
CONSUMER DURABLES SECTOR                                                    0.5%

                             OTHER CONSUMER DURABLES                        0.5%

    500          US          Harman International Industries Inc.                       $     19,125

CONSUMER NON-DURABLES SECTOR                                               20.8%

                             BEVERAGE AND TOBACCO                           3.6%

   1,100         US          The Coca-Cola Company                                             69,988
     800         MEX         Pan American Beverages Inc. Class A                               23,200
   1,500         US          Philip Morris Companies Inc.                                      59,063
                                                                                         ------------
                                                                                              152,251
                                                                                         ------------

                             FOOD AND FOOD PROCESSING                       0.5%

     300         US          Pioneer Hi Bred International Inc.                                21,188

                             GENERAL RETAIL                                 3.2%

     400         US          CVS Corp.                                                         19,850
     350         US          Home Depot, Inc.                                                  20,300
   1,300         US          Liz Claiborne, Inc.                                               58,825
   1,200         US          PETsMART, Inc. *                                                  20,175
     700         US          Saks Holdings Inc.                                                13,388
                                                                                         ------------
                                                                                              132,538
                                                                                         ------------

                             HOUSEHOLD/RELATED NON-DURABLES                 8.3%

   1,300         US          Colgate-Palmolive Company                                        144,300
     900         US          Gillette Company                                                  76,500
   1,100         US          Kimberly-Clark Corporation                                        56,375
     400         US          The Procter & Gamble Company                                      50,300
     600         US          Revlon Inc. Class A *                                             22,050
                                                                                         ------------
                                                                                              349,525
                                                                                         ------------

                             LEISURE TIME PRODUCTS/SERVICES                 5.2%

   1,000         US          Doubletree Corp. *                                                42,000
   2,100         US          Hasbro Inc.                                                       52,500
   7,000         US          Host Marriott Corp. *                                            121,625
                                                                                         ------------
                                                                                              216,125
                                                                                         ------------



         The accompanying notes are an intergral part of the financial statements.


                                       Page 1

                              RCM LARGE CAP GROWTH FUND
                       INVESTMENTS IN SECURITIES AND NET ASSETS
                                    APRIL 30, 1997
                                     (UNAUDITED)
                                                                       % OF
SHARES        COUNTRY        EQUITY INVESTMENTS                      NET ASSETS          MARKET VALUE
------        -------        -----------------                       ----------          ------------
CYCLICAL/CAPITAL GOODS SECTOR                                               9.8%

                             AEROSPACE AND DEFENSE                          3.8%

     200         US          The Boeing Company                                     $          19,725
     700         US          Rockwell International Corp.                                      46,550
   1,900         US          Sundstrand Corp.                                                  92,625
                                                                                         ------------
                                                                                              158,900
                                                                                         ------------

                             ELECTRICAL EQUIPMENT                           4.4%

     900         US          General Electric Company                                          99,788
   1,200         US          Honeywell Inc.                                                    84,750
                                                                                         ------------
                                                                                              184,538
                                                                                         ------------

                             INDUSTRIAL EQUIPMENT                           1.6%

   1,100          US         Tyco International Ltd.                                           67,100

ENERGY SECTOR                                                               4.2%

                             ENERGY                                         4.2%

   1,100         US          Baker Hughes, Inc.                                                37,950
     150         UK          British Petroleum Co., PLC ADR                                    20,644
     600         US          Camco International Inc.                                          26,625
     700         US          Chevron Corporation                                               47,950
     400        NETH         Schlumberger Ltd.                                                 44,300
                                                                                         ------------
                                                                                              177,469
                                                                                         ------------

HEALTH CARE SECTOR                                                         26.0%

                             DRUGS & HOSPITAL SERVICES                     24.8%

   1,600         US          Amgen Inc.                                                        94,200
   2,200         US          Centocor Inc. *                                                   61,875
   1,600         US          Guidant Corp.                                                    109,200
   1,900         US          Eli Lilly & Co                                                   166,963
   1,200         US          Medtronic Inc.                                                    83,100
     600         US          Merck & Co., Inc.                                                 54,300
   1,400         US          Pfizer Inc.                                                      134,400
     500         US          Pharmacia & Upjohn Inc.                                           14,813
   1,000         US          SangStat Medical Corp. *                                          17,125
   2,300         UK          SmithKline Beecham PLC ADR                                       185,438
   1,200         US          Warner-Lambert Company                                           117,600
                                                                                         ------------
                                                                                            1,039,014
                                                                                         ------------

       The accompanying notes are an integral part of the financial statements.


                                    Page 2


                              RCM LARGE CAP GROWTH FUND
                       INVESTMENTS IN SECURITIES AND NET ASSETS
                                    APRIL 30, 1997
                                     (UNAUDITED)
                                                                       % OF
SHARES        COUNTRY        EQUITY INVESTMENTS                      NET ASSETS          MARKET VALUE
------        -------        -----------------                       ----------          ------------
                             HEALTH CARE SERVICES                           1.2%

     400         US          HBO & Co.                                              $          21,400
   1,100         US          PhyCor Inc. *                                                     29,288
                                                                                         ------------
                                                                                               50,688
                                                                                         ------------

INTEREST-SENSITIVE SECTOR                                                   8.9%

                             BANKING                                        2.7%

   1,000         US          Citicorp                                                         112,625

                             GENERAL FINANCE                                3.3%

   1,500         US          AMRESCO Inc. *                                                    21,844
   1,300         US          Federal National Mortgage Association                             53,463
   2,200         US          Glendale Federal Bank FSB (California) *                          54,725
     500        CAN          Newcourt Credit Group Inc.                                         9,234
                                                                                         ------------
                                                                                              139,266
                                                                                         ------------

                             INSURANCE                                      2.9%

     800         US          American International Group Inc.                                102,800
     400         US          PMI Group Inc.                                                    20,450
                                                                                         ------------
                                                                                              123,250
                                                                                         ------------

TECHNOLOGY SECTOR                                                          17.1%

                             COMPUTERS AND OFFICE EQUIPMENT                 2.4%

   1,000         US          E M C Corp. *                                                     36,375
     300         US          International Business Machines Corp.                             48,225
     600         US          Sun Microsystems Inc. *                                           17,288
                                                                                         ------------
                                                                                              101,888
                                                                                         ------------

                             ELECTRONICS AND NEW TECHNOLOGY                 6.8%

   1,000         US          Ascend Communications Inc. *                                      45,750
   1,200        SWDN         Ericsson LM Telephone Co. Sponsored ADR                           40,350
     600         US          Intel Corp.                                                       91,875
     700         CAN         Newbridge Networks Corp. *                                        22,225
   1,300         FIN         Nokia Corp. Sponsored ADR A                                       84,013
                                                                                         ------------
                                                                                              284,213
                                                                                         ------------

        The accompanying notes are an integral part of the financial statements.


                                     Page 3


                              RCM LARGE CAP GROWTH FUND
                       INVESTMENTS IN SECURITIES AND NET ASSETS
                                    APRIL 30, 1997
                                     (UNAUDITED)
                                                                       % OF
SHARES        COUNTRY        EQUITY INVESTMENTS                      NET ASSETS          MARKET VALUE
------        -------        -----------------                       ----------          ------------
                             TECHNOLOGY SERVICES                            7.9%

     500         US          America Online Inc. *                                  $          22,563
     300         US          Computer Sciences Corp. *                                         18,750
     900         US          Electronics Arts Inc. *                                           21,713
     600         US          First Data Corp.                                                  20,700
     500         US          McAfee Associates Inc. *                                          27,875
   1,500         US          Microsoft Corp. *                                                182,250
   1,400         US          Sterling Commerce Inc. *                                          36,225
                                                                                         ------------
                                                                                              330,076
                                                                                         ------------

TELEMEDIA/SERVICES SECTOR                                                   7.4%

                             BUSINESS SERVICES                              3.7%

   1,400         UK          Danka Business Systems PLC Sponsored ADR                          42,788
   1,100         US          Manpower Inc. *                                                   44,138
   1,200         US          Olsten Corp.                                                      21,150
   1,400         US          Reynolds & Reynolds Co. Class A                                   29,050
     600         US          USA Waste Services, Inc. *                                        19,650
                                                                                         ------------
                                                                                              156,776
                                                                                         ------------

                             COMMUNICATION SERVICES                         3.7%

     450         US          GTE Corporation                                                   20,644
   2,200         US          Nextel Communications Inc. *                                      29,003
   4,400         US          WorldCom Inc. *                                                  105,600
                                                                                         ------------
                                                                                              155,247
                                                                                         ------------

TOTAL EQUITY INVESTMENTS
(COST $3,739,791)                                                          94.7%            3,971,802
                                                                                         ------------

SHORT-TERM INVESTMENTS

                             MONEY MARKET FUNDS                             3.1%

 130,918         US          SSgA U.S. Government Money Market Fund                           130,918
                                                                                         ------------

TOTAL SHORT-TERM INVESTMENTS                                                3.1%
(COST $130,918)                                                                               130,918
                                                                                         ------------

TOTAL INVESTMENTS (COST $3,870,709)                                        97.8%            4,102,720

                             OTHER ASSETS LESS LIABILITIES                  2.2%               95,645
                                                                                         ------------

                             NET ASSETS                                   100.0%    $       4,198,365
                                                                                         ------------
                                                                                         ------------

*   Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                              RCM LARGE CAP GROWTH FUND
                       INVESTMENTS IN SECURITIES AND NET ASSETS
                                    APRIL 30, 1997
                                     (UNAUDITED)

The Fund's investments in securities at April 30, 1997 categorized by country:

                                              % of Net Assets
                             ----------------------------------------------

                                                 Short-Term
    Country                  Equities             and Other           Total
    -------                  --------            ----------           -----
    Canada                     0.7%                 0.1%               0.8%
    Finland                    2.0%                                    2.0%
    Netherlands                1.1%                                    1.1%
    Panama/Mexico              0.6%                                    0.6%
    Sweden                     1.0%                                    1.0%
    United Kingdom             5.9%                                    5.9%
    United States             83.4%                 5.2%              88.6%
                             --------            ----------          ------
       Total                  94.7%                 5.3%             100.0%
                             --------            ----------          ------
                             --------            ----------          ------

                              RCM LARGE CAP GROWTH FUND
                         STATEMENT OF ASSETS AND LIABILITIES
                                    APRIL 30, 1997
                                     (UNAUDITED)


ASSETS:
  Investments in securities, at value (cost $3,870,709) (Note 1)   $ 4,102,720
  Foreign currency, at value (cost $3,694) (Note 1)                      3,694
  Receivable for investments sold                                      123,498
  Deferred organizational costs (Note 5)                                 9,342
  Dividends receivable                                                   4,692
  Receivable from investment manager (Note 6)                            1,006
                                                                   -----------
    Total Assets                                                     4,244,952
                                                                   -----------

LIABILITIES:
  Payable for investments purchased                                     18,440
  Payable for organizational costs (Note 5)                              8,032
  Payable for legal fees                                                 4,932
  Payable for Directors' fees (Note 6)                                   4,932
  Payable for audit fees                                                 4,932
  Payable for transfer agent fees                                        3,032
  Payable for custodian fees                                             1,393
  Payable for insurance expenses                                           443
  Payable for miscellaneous expenses                                       451
                                                                   -----------
    Total Liabilities                                                   46,587
                                                                   -----------
NET ASSETS                                                         $ 4,198,365
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
  Paid-in capital                                                  $ 4,000,100
  Net investment loss                                                   (4,725)
  Accumulated net realized loss on investments and foreign
    currency transactions                                              (29,024)
  Net unrealized appreciation on investments and translation of
    other assets and liabilities on foreign currencies                 232,014
                                                                   -----------
NET ASSETS                                                         $ 4,198,365
                                                                   -----------
                                                                   -----------

NET ASSET VALUE PER SHARE
  ($4,198,365 DIVIDED BY 400,009 shares outstanding)               $     10.50
                                                                   -----------
                                                                   -----------

    The accompanying notes oare an integral part of the financal statements.

                              RCM LARGE CAP GROWTH FUND
                               STATEMENT OF OPERATIONS
                       FOR THE FOUR MONTHS ENDED APRIL 30, 1997
                                     (UNAUDITED)


INVESTMENT INCOME:
    Income:
         Dividends (net of foreign withholding tax of $432)     $   20,555

    Expenses:
         Investment management fees (Note 6)                        10,250
         Directors' fees (Note 6)                                    9,932
         Transfer agent fees                                         7,132
         Legal fees                                                  4,932
         Audit fees                                                  4,932
         Custodian fees                                              3,438
         Registration and filing fees                                2,829
         Amortization of organizational costs (Note 5)                 658
         Insurance expenses                                            444
         Miscellaneous expenses                                      2,400
                                                                ----------
              Total expenses before reimbursements                  46,947
         Expenses reimbursed by investment manager (Note 6)        (21,667)
                                                                ----------
              Total net expenses                                    25,280
                                                                ----------

                Net investment loss                                 (4,725)
                                                                ----------


NET REALIZED AND UNREALIZED GAIN (LOSS):
         Net realized loss from investments                        (27,285)
         Net realized loss from foreign currency transactions       (1,739)
                                                                ----------
              Net realized loss                                    (29,024)
                                                                ----------

         Net change in unrealized appreciation on investments
           and translation of other assets and liabilities on
           foreign currencies                                      232,014
                                                                ----------


         Net realized and unrealized gain during the period        202,990
                                                                ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $  198,265
                                                                ----------
                                                                ----------


    The accompanying notes are an integral part of the financial statements.

                              RCM LARGE CAP GROWTH FUND
                         STATEMENTS OF CHANGES IN NET ASSETS



                                                                               December 31, 1996
                                                      Four Months Ended          (commencement
                                                       April 30, 1997          of operations) to
                                                        (Unaudited)            December 31, 1996
                                                      -----------------        -----------------
OPERATIONS:
    Net investment loss                                $      (4,725)          $              -
    Net realized loss on investments and foreign
      currency transactions                                  (29,024)                         -
    Net change in unrealized appreciation on
      investments and translation of other assets
      and liabilities on foreign currencies                  232,014                          -
                                                       -------------            ---------------

    Net increase in net assets resulting from
      operations                                             198,265                          -

NET INCREASE FROM CAPITAL SHARES TRANSACTIONS
    (Note 3)                                                     100                  4,000,000
                                                       -------------            ---------------

TOTAL INCREASE IN NET ASSETS                                 198,365                  4,000,000

NET ASSETS:
    Beginning of period                                    4,000,000                          -
                                                       -------------            ---------------
    End of period *                                    $   4,198,365            $     4,000,000
                                                       -------------            ---------------
                                                       -------------            ---------------


----------------------
*   Includes accumulated net investment loss of        $      (4,725)           $             -
                                                       -------------            ---------------
                                                       -------------            ---------------



    The accompanying notes are an integral part of the financial statements.

                            RCM LARGE CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding are as follows:

                                                                             December 31, 1996
                                                         Four Months Ended     (commencement
                                                          April 30, 1997     of operations) to
                                                            (Unaudited)      December 31, 1996
                                                         -----------------   -----------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                      $    10.00          $    10.00
                                                            ----------          ----------
  Net investment loss (a)                                        (0.01)(b)               -
  Net realized and unrealized gain
    on investments (a)                                            0.51                   -
                                                            ----------          ----------
  Net increase in net asset value
    resulting from investment operations (a)                      0.50                   -
                                                            ----------          ----------

NET ASSET VALUE, END OF PERIOD                              $    10.50          $    10.00
                                                            ----------          ----------
                                                            ----------          ----------

TOTAL RETURN (c)                                                  4.90%               0.00%
                                                            ----------          ----------
                                                            ----------          ----------

RATIOS AND SUPPLEMENTAL DATA:
Average commission rate paid per share (d)                  $   0.0727          $   0.0326
                                                            ----------          ----------
                                                            ----------          ----------

Net assets, end of period (in 000's)                        $    4,198          $    4,000
                                                            ----------          ----------
                                                            ----------          ----------

Ratio of expenses to average net assets                           1.85%(b)            0.00%(f)
                                                            ----------          ----------
                                                            ----------          ----------

Ratio of net investment loss to average
  net assets                                                     (0.35%)(b)           0.00%(f)
                                                            ----------          ----------
                                                            ----------          ----------

Portfolio turnover                                               49.59%(e)            0.00%(f)
                                                            ----------          ----------
                                                            ----------          ----------

-------------------------
(a)  Calculated using the average share method.
(b) Includes reimbursement by the Fund's investment manager of certain ordinary operating expenses equal to $0.05 per share (calculated using the average share method). Without such reimbursement, the ratio of expenses to average net assets would have been 3.44% and the ratio of net investment loss to average net assets would have been (1.93%) (see Note 6).
(c) Total return measures the change in value of an investment in the Fund over the period indicated.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission structures may differ.
(e)  Not annualized.
(f)  Not annualized.  Fund was in operation for one day.

                            RCM LARGE CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1997
                                   (UNAUDITED)


1.   SIGNIFICANT ACCOUNTING POLICIES

     RCM Large Cap Growth Fund (the "Fund") is a diversified series of RCM Equity Funds, Inc. (the "Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on December 31, 1996.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amount of assets and liabilities. Actual results may differ from these estimates.

     a.   SECURITIES VALUATIONS:

     Investment securities are stated at fair market value. Equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. If there has been no sale on such day, then the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as the Board of Directors of the Company in good faith deems appropriate to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on the National Association of Securities Dealers, Inc. Automated Quotation System or similar foreign reporting service will be valued at the mean bid price, or such other comparable sources as the Board of Directors of the Company deems appropriate to reflect their fair market value. Other portfolio securities held by the Fund will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available, such securities will be valued by whatever means the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

     b.   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

     Security transactions are recorded as of the date of purchase or sale. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Interest income, foreign taxes and expenses are accrued daily. Dividends are recorded on the ex-dividend date.

     c.   FOREIGN CURRENCY TRANSACTIONS:

     The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and withholding taxes are translated on the respective dates of such transactions. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date and foreign currency transactions. The Fund does not isolate that portion of foreign currency exchange fluctuation on investments from unrealized appreciation and depreciation which arises from changes in market prices. Such fluctuations are included with the net unrealized appreciation or depreciation on investments.

                            RCM LARGE CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1997
                                   (UNAUDITED)


1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     d.   FEDERAL INCOME TAXES:

     It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal or excise taxes on income and capital gains.

     e.   DISTRIBUTIONS:

     Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

2.   INVESTMENT IN FOREIGN SECURITIES

     Investing in foreign equity securities and currency transactions involves significant risks, some of which are not typically associated with investments of domestic origin. The Fund's investments in foreign markets will subject the Fund to the risk of foreign currency exchange rate fluctuations, perceived credit risk and adverse economic and political developments.

3.   CAPITAL SHARES

     At April 30, 1997, there were 1,000,000,000 shares of the Company's capital stock authorized, at $0.0001 par value. Of this amount, 50,000,000 were classified as shares of the Fund; 50,000,000 were classified as shares of RCM Global Health Care Fund; 50,000,000 were classified as shares of RCM Global Small Cap Fund; 50,000,000 were classified as shares of RCM Global Technology Fund; 50,000,000 were classified as shares of Dresdner RCM Emerging Markets Fund; and 750,000,000 shares remain unclassified. There were 400,000 shares sold for a total of $4,000,000 on December 31, 1996 (commencement of operations) and 9 shares sold for a total of $100 during the four-month period ended April 30, 1997. At April 30, 1997, 400,000 shares of the total 400,009 outstanding shares of the Fund were beneficially owned by clients of Dresdner Bank AG/Investment Management/Institutional Asset Management Division.

4.   PURCHASES AND SALES OF SECURITIES

     For the four-months ended April 30, 1997, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term securities, aggregated $4,412,671 and $1,709,344, respectively. During the same period, short-term sales/maturities of U.S. government obligations aggregated $3,999,077, and there were no purchases of U.S. government obligations by the Fund. At April 30, 1997, the aggregate cost of investments was the same for book and federal income tax purposes.

                            RCM LARGE CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1997
                                   (UNAUDITED)


5.   DEFERRED ORGANIZATIONAL COSTS

     Costs incurred by the Fund in connection with its organization aggregated $10,000. These costs are being amortized on a straight-line basis over a five-year period beginning at the commencement of the Fund's operations.

6.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     RCM Capital Management, L.L.C. ("RCM") manages the Fund's investments and provides various administrative services, subject to the authority of the Board of Directors. The Fund pays investment management fees monthly to RCM at an annualized rate of 0.75% of the Fund's average daily net assets. For the four-month period ended April 30, 1997, the Fund recorded investment management fees of $10,250.

     RCM has voluntarily agreed, until at least December 31, 1997, to pay the Fund on a quarterly basis the amount, if any, by which the ordinary operating expenses of the Company attributable to the Fund for the quarter (except interest, taxes, and extraordinary expenses) exceed the annualized rate of 1.85% of the value of the average daily net assets of the Fund. In subsequent years, the Fund will reimburse RCM for any such payments to the extent that the Fund's operating expenses are otherwise below this expense cap. RCM recorded reimbursement of Fund operating expenses totaling $21,667 for the four-month period ended April 30, 1997.

     Funds Distributor, Inc. (the "Distributor"), acts as distributor of shares of the Fund. The Distributor retains a portion of any initial sales charge upon the purchase of shares of the Fund. The Company has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund. Under the distribution plan, which is a "reimbursement plan," the Fund pays the Distributor an annual fee of up to 0.30% of the Fund's average daily net assets as reimbursement for certain expenses actually incurred by the Distributor in connection with distribution of shares of the Fund. For the four- month period ended April 30, 1997, the Fund did not record any 12b-1 fees.

     Each Director who is not an interested person of the Company receives from the Company an annual retainer of $1,000 (the retainer is evenly prorated among each series of the Company), plus $500 for each meeting of the Board attended and $250 for each committee meeting attended.

INVESTMENT MANAGER

RCM Capital Management, L.L.C.
Four Embarcadero Center
San Francisco, California  94111


TRANSFER AND REDEMPTION AGENT

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts  02171


DISTRIBUTOR

Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts  02109


CUSTODIAN

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts  02171


LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071


INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts  02109